UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2005

Bell Microproducts Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-451-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 29, 2005, Bell Microproducts Inc. (the "Company") issued a press release announcing that, effective as of November 29, 2005, James E. Illson, Executive Vice President, Finance and Operations and Chief Financial Officer of the Company, was appointed to serve as the Company's Chief Operating Officer and President of Americas in addition to his duties as Chief Financial Officer. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Mr. Illson joined the Company as Chief Financial Officer and Executive Vice President of Finance and Operations in September 2002. From March 2000 to April 2002, Mr. Illson was Chief Executive Officer and President of Wareforce Inc., a value added reseller. Mr. Illson was with Merisel Inc. from August 1996 to January 2000, serving as Chief Financial Officer until March 1998, when he became President/Chief Operating Officer. Mr. Illson has over 20 years experience in financial and operational fields.

There are no agreements between the Company and Mr. Illson with respect to his employment other than the August 1, 2005 Management Retention Agreement previously disclosed in a filing with the Securities and Exchange Commission, at which time a form of the agreement was filed.

Item 8.01 Other Events.

On November 28, 2005, the Company issued a press release announcing it had signed a definitive purchase agreement for the acquisition of certain assets and assumption of certain liabilities of MCE, a European distributor of disk drives and components based in Munich, Germany. The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

On November 29, 2005, the Company issued a press release announcing its focus on profitability and investment in European operations and the temporary relocation of Don Bell, the Company's Chief Executive Officer, to Europe. The full text of the press release is set forth in Exhibit 99.3 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None.
(b) Pro Forma Financial Information: None.
(c) Shell Company Transactions: None.
(d) Exhibits:
99.1 Press release dated November 29, 2005
99.2 Press release dated November 28, 2005
99.3 Press release dated November 29, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.

December 1, 2005	By:	James E. Illson

Name: James E. Illson
Title: Chief Operating Officer, President of Americas and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 29, 2005
99.2	Press release dated November 28, 2005
99.3	Press release dated November 29, 2005